UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 15, 2014
(Date of earliest event reported)

HotApp International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-192647	47-4742558
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

80 Mountain Laurel Rd
Fairfield CT 06824
 (Address of Principal Executive Offices)

203.489.2704
 (Registrant's telephone number, including area code)

Fragmented Industry Exchange Inc
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 21, 2014, the Company (as Fragmented Industry Exchange, Inc.) filed its Form 8-K to report the acquisition of all of the issued and outstanding capital stock of Hotapps International Pte. Ltd., a Singapore company (“Subsidiary”) (“Original Form 8-K”). The Original Form 8-K did not include the audited financial statements of the Subsidiary nor the pro-forma unaudited financial statements of the combined entity. This Amendment No. 1 to the Form 8-K is filed to include the financial statement information required under Item 9.01 of Form 8-K in connection with the acquisition of the Subsidiary.

Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this amended Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(a)           Financial Statements.
Financial statements of Hotapps International Pte. Ltd. as required under Item 9.01 of Form 8-K in connection with the acquisition of the Subsidiary are attached.

(b)           Pro formal financial information.
Pro forma financial information as required under Item 9.01 of Form 8-K in connection with the acquisition of the Subsidiary are attached.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HotApp International, Inc.

Date: December 31, 2014	By:	/s/ Mary Ellen Schloth
Mary Ellen Schloth
President

Exhibit 9.01 (a)

HOTAPPS INTERNATIONAL PTE LTD

(formerly Hotapps n HotChats Pte Ltd)

FINANCIAL STATEMENTS

FOR THE PERIOD ENDED OCTOBER 15, 2014

HOTAPPS INTERNATIONAL PTE LTD

INDEX TO FINANCIAL STATEMENTS

OCTOBER 15, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholder of HotApps international Pte Ltd

We have audited the accompanying balance sheet of HotApps International Pte Ltd as of October 15, 2014, and the related statements of operations and comprehensive income, stockholder's equity (deficit), and cash flows for the period from May, 23, 2014 (inception) through October 15, 2014. HotApps International Pte Ltd's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of th Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An aduit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HotApps International Pte Ltd as of October 15, 2014, and the results of its operations and cash flows for the period from May 23, 2014 (inception) through Ocotber, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rosenberg Rich Baker Berman & Company

Somerset, NJ
December 29, 2014

HOTAPPS INTERNATIONAL PTE LTD
BALANCE SHEET
AS OF OCTOBER 15, 2014

10/15/14
ASSETS
CURRENT ASSETS:
Cash or cash equivalents	$-
Prepaid Expenses	574
TOTAL CURRENT ASSETS	574

Fixed assets, net	20,700
Security deposit	6,894
TOTAL ASSETS	$28,168

LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

CURRENT LIABILITIES:
Loans from Singapore eDevelopment	46,344
TOTAL CURRENT LIABILITIES	46,344

TOTAL LIABILITIES	46,344

STOCKHOLDER’S EQUITY (DEFICIT):
Stock Subscriptions receivable	(2)
Common stock, no par value, two shares authorized,
2 shares issued and outstanding as of October 15, 2014	2
Cumulative translation adjustment	558
Retained deficit	(18,734)
TOTAL STOCKHOLDER’S EQUITY (DEFICIT)	(18,176)
TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$28,168

The accompanying notes are an integral part of these financial statements.

HOTAPPS INTERNATIONAL PTE LTD
STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FROM INCEPTION (MAY 23, 2014) THROUGH OCTOBER 15, 2014

From inception (May 23, 2014) through October 15, 2014

Operating expenses:
Rent	$14,505
Depreciation	2,575
General and administrative	1,654
Total operating expenses	18,734

Loss from operations	(18,734)

Loss before taxes	(18,734)
Income tax provision	-

Net loss applicable to common shareholders	$(18,734)

Net loss per share - basic and diluted	$(9,367)

Weighted number of shares outstanding -
Basic and diluted	2

Comprehensive Income (Loss):
Net loss	$(18,734)
Foreign currency translation gain	558
Total comprehensive income (loss)	$(18,176)

The accompanying notes are an integral part of these financial statements.

HOTAPPS INTERNATIONAL PTE LTD
 STATEMENT OF STOCKHOLDER’S (DEFICIT)
FROM INCEPTION (MAY 23, 2014) THROUGH OCTOBER 15, 2014

	Common				Accumulated other comprehensive	Retained Earnings
	Shares	Par Value	Paid-In Capital	Subscr. Rec'b	income (loss)	(Deficit)	Stockholder’s (Deficit)
Balance at Inception, May 23, 2014	-	$-	$-	$-	$-	$-	$-

Issuance of common stock	2	2	0	(2)			-
Net loss for period						(18,734)	(18,734)
Foreign currency translation adjustment					558		558

Balance October 15, 2014	2	$2	$-	$(2)	$558	$(18,734)	$(18,176)

The accompanying notes are an integral part of these financial statements.

HOTAPPS INTERNATIONAL PTE LTD
STATEMENT OF CASH FLOWS FROM INCEPTION (MAY 23, 2014) THROUGH OCTOBER 15, 2014

	From inception (May 23, 2014) through October 15, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss		$(18,734)
Adjustments to reconcile net loss to cash used in operating activities:

Depreciation		2,575
Foreign currency translation adjustment		558

Change in operating assets and liabilities:
Prepaid and other current assets		(574)
Security deposit		(6,894)
Net cash used in operating activities		$(23,069)

CASH FLOW USED IN INVESTING ACTIVITIES:
Acquisition of furniture & leasehold improvements		(23,275)
Net cash (used in) investing activities		$(23,275)

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds loan from shareholder		46,344
Net cash provided by financing activities		$46,344

NET (DECREASE) INCREASE IN CASH		(-)

CASH AND CASH EQUIVALENTS at beginning of period		-
CASH AND CASH EQUIVALENTS at end of period	$	(-)

Supplemental disclosure of cash flow information
Cash paid for:
Interest		$-
Income Taxes		$-

The accompanying notes are an integral part of these financial statements.

HOTAPPS INTERNATIONAL PTE LTD
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

HOTAPPS INTERNATIONAL PTE LTD (formerly Hotapps n Hotchats Pte Ltd) (the “Company”) was incorporated in the Republic of Singapore on May 23, 2014 as an investment holding company to hold certain intellectual property rights (“IP”) relating to instant messaging application for portable devices (the “Hotapp & Device”).    The Company changed its name to HotApps International Pte Ltd effective July 31, 2014.

On August 27, 2014, through a Transfer of Ownership of Intellectual Property Agreement, the sole shareholder of the Company contributed the IP to the Company.

Through a share Sale & Purchase Agreement dated August 27, 2014, the Company was purchased by Singapore eDevelopment Limited (“SED”), a Singapore corporation, for the amount of $78,498.

Pursuant to a share Sale & Purchase Agreement dated October 15, 2014, all of the outstanding capital stock of the Company was purchased from SED by Fragmented Industry Exchange Inc (FIE), a US Delaware corporation.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements present the balance sheet, statements of operations, stockholders’ equity (deficit) and cash flows of the Company.  These financial statements are presented in the United States dollars and have been prepared in accordance with accounting principles generally accepted in the United States.

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.  Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents.

Fixed Assets

Fixed assets are recorded at historical cost net of accumulated depreciation.   Fixed assets included furniture of $3,515 and leasehold improvements of $19,760. Depreciation on furniture and leasehold improvements is computed on the straight-line method over the estimated useful lives of such assets of 5 years, or the lease term for leasehold improvements, if for a shorter period.  Accumulated depreciation through October 15, 2014 was $2,575.

Loss per Common Share

The basic earnings (loss) per share is calculated by dividing the Company’s net income available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company’s net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. Diluted earnings (loss) per share are the same as basic earnings (loss) per share due to the lack of dilutive securities held by the Company.

Income Taxes

The Company follows the liability method of accounting for income taxes.  Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances and tax loss carry-forwards.  Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

Foreign Currency Translation

All foreign currency assets and liabilities are translated at the exchange rate in effect at the reporting date, and all revenue and expenses are translated at the average month-end exchange rate.  The effects of translating the financial statements of the Company into U.S. dollars are reported as a cumulative translation adjustment, a separate component of the accumulated other comprehensive income (loss) in the statement of the shareholders’ (deficit).

Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Codification update No. 2014-10 for Development Stage entities (Topic 915).    The amendments in this updated removed the definition of a development stage entity from the master glossary of the Accounting Standards Codification, thereby removing the financial reporting distinction between development stage entities and other reporting entities from US GAAP. In addition, the amendments eliminate the requirements for development stage entities to (1) present inception-to-date information in the statements of income, cash flows, and shareholder equity, (2) label the financial statements as those of a development stage entity, (3) disclose a description of the development stage activities in which the entity is engaged, and (4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage.   The Company has elected to adopt such provisions this reporting period.

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – CAPITAL STOCK

The Company’s capitalization is 2 common shares with no par value per share.

NOTE 4 – RELATED PARTY TRANSACTIONS

Since purchasing the Company, SED has loaned the Company $46,344.  The loans are non-interest bearing and due on demand.

NOTE 5 – COMMITMENTS & CONTINGENCIES

On September 17, 2014, the Company entered into a lease agreement with  Allbest Property Management Pte Ltd for 586 square feet of office space.  The lease commenced on September 22, 2014 and runs through June 30, 2017.   Gross month rental payments are $2,341.    The Company was required to put up a security deposit of $6,894.   On October 20, 2014, the Company paid the prior tenant $12,099 in rent for the space through the commencement date of the new lease.  The total rent expense for the period since inception (May 23, 2014) through October 15, 2014 was $14,505.  Under the lease arrangement the Company will be billed a month electricity charge equal to that amount consumed according to a separate meter reading.

The following is a schedule by years of future minimum lease payments:

2014	$4,683
2015	28,095
2016	28,095
2017	14,048
TOTAL	$74,921

NOTE 6 – SUBSEQUENT EVENTS

On October 20, 2014, SED loaned the Company $196,079.   On December 26, 2014, SED loaned the Company $3,774,000.   The loans are non-interest bearing promissory notes with a six month maturity.   Proceeds of the loans will be used for existing and ongoing software and application development, marketing and general working capital.

Exhibit 9.01 (b)

HotApp International, Inc. (formerly Fragmented Industry Exchange, Inc.)
Pro Forma Condensed Consolidated Financial Information
(Unaudited)

The following unaudited pro forma condensed consolidated financial information for the period ended September 30, 2014, and as of, and for, the period from May 23, 2014 to September 30, 2014, included in this filing are based upon the respective financial statements of HotApp International, Inc. (the “Company”) and HotApps International Pte Ltd (the “Subsidiary”).

The unaudited pro forma condensed consolidated Balance Sheet as of September 30, 2014, set forth below has been presented after giving effect to the hypothetical purchase of Subsidiary as if it had occurred on May 23, 2014 (the inception date of the Subsidiary).    The financial information included in the Condensed Consolidated Balance Sheet are derived from the unaudited financial statements of the Company as of September 30, 2014 and the audited financial statements of the Subsidiary as of October 15, 2014.

The unaudited Pro Forma Condensed Statement of Operations for the nine months ended September 30, 2014 have been derived primarily from the unaudited financial statements of the Company for the nine months ended September 30, 2014, and, the audited Statement of Operations of the Subsidiary for the period from inception (May 23, 2014) through October 15, 2014.  The unaudited pro forma financial information is based upon available information and assumptions that the Company believes are reasonable under the circumstances and were prepared to illustrate the estimated effects of the purchase of the Subsidiary.

The unaudited pro forma adjustments related to the acquisition have been prepared using the acquisition method of accounting under existing U.S generally accepted accounting principles, which are subject to change and interpretation and are based on a preliminary purchase consideration allocation.   The allocation of purchase consideration for acquisitions requires extensive use of accounting estimates, assumptions and judgments to allocate the purchase consideration to the identifiable tangible and intangible assets acquired and liabilities assumed based on their respective estimated fair values.   Through a purchase agreement with the Subsidiary’s prior owner, the Company acknowledged that an independent valuation report had established the value of the Subsidiary’s intellectual property (the “Software”) at $743 million, and, an average enterprise value per Software user  (the “User”) at $73.40.     Based upon that information and further due diligence the Company developed a convertible equity instrument that provides for conversion into voting common stock based upon Users.    Considering the variable nature of that provision, the Company intends to revalue and adjust its purchase consideration allocation with future public reports, including the Form 10-K for December 31, 2014.

The unaudited pro forma financial information has been provided for informational purposes and should not be considered indicative of the financial conditions or results of operations that would have been achieved had the purchased occurred as of the periods presented.   In addition, the unaudited pro forma financial statement information does not purport to indicate balance sheet data or results of operations as of any future date or for any future period.   The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company including in its Form 10-K and Form 10-Q's that the Company filed with the Securities and Exchange Commission in calendar year 2014.

HotApp International, Inc. (formerly Fragmented Industry Exchange, Inc.)
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2014 (Unaudited)

ASSETS	Historical
	Company as Reported 10/15/14	Subsidiary as Audited 10/15/14	Pro Forma Adjustments (Note 3)	Pro Forma Consolidated
CURRENT ASSETS:
Cash or cash equivalents	$6,640	-	-	$6,640
Accounts receivable, net	-	-	-	-
Prepaid Expenses	-	574	-	574
TOTAL CURRENT ASSETS	6,640	574	-	7,214

Excess purchase price over net assets	-	-	79,824	79,824
Fixed assets, net	-	20,700	-	20,700
Security deposits	-	6,894	-	6,894
TOTAL ASSETS	$6,640	$28,168	$79,824	$114,632

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$42,594	-	-	42,594
Accrued interest	5,891	-	-	5,891
Income tax payable	250	-	-	250
Loan from shareholder	-	46,344	-	46,344
Revolving credit line - current portion	70,100	-	-	70,100
TOTAL CURRENT LIABILITIES	118,835	46,344	-	165,179

TOTAL LIABILITIES	118,835	46,344	-	165,179

STOCKHOLDERS' DEFICIT:
Preferred stock, $.0001 par value, 15,000,000 shares authorized,
13,800,000 issued and outstanding proforma	-	-	1,380	1,380
Stock Subscriptions receivable	-	(2)	2	-
Common stock, $.0001 par value, 75,000,000 shares authorized,
5,132,000 shares issued and outstanding proforma	413	2	98	513
Additional paid-in capital	66,186	-	78,344	144,530
Cumulative translation adjustment	-	558	-	558
Accumulated deficit	(178,794)	(18,734)	-	(197,528)

TOTAL STOCKHOLDERS' DEFICIT	(112,195)	(18,176)	79,824	(50,547)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$6,640	$28,168	$79,824	$114,632

See accompanying Notes to Unaudited Proforma Condensed Financial Information

HotApp International, Inc. (formerly Fragmented Industry Exchange, Inc.)
Pro Forma Condensed Consolidated Statement of Operations
For the nine months ended September 30, 2014 (Unaudited)

	Historical
	Company as Reported (1/1/14-9/30/14)	Subsidiary as Audited (5/23/14-10/15/14)	Pro Forma Adjustments	Pro Forma

Operating expenses:
Stock based compensation	8,250	-	-	8,250
General and administrativeissuer	38,508	18,734	0	57,242
General and administrative costs from a related party	45,000	-	-	45,000
Total operating expenses	91,758	18,734	0	110,492

Other expenses
Interest expense	4,061	-	-	4,061
Total other expenses	4,061	-	-	4,061

Net loss from operations	(95,819)	(18,734)	-	(114,553)

Net (loss) per share - basic and diluted	$(0.02)	$(9,367.00)		$(0.03)

Weighted number of shares outstanding -
Basic and diluted (*)	4,098,636	2	477,939	4,576,577

(*) no separate dilutive calculation provided do to the restricted convertibility provision of the preferred stock

See accompanying Notes to Unaudited Proforma Condensed Financial Information

HotApp International, Inc. (formerly Fragmented Industry Exchange, Inc.)
Notes to Pro Forma Condensed Consolidated Financial Information

Note 1 – Description of Transaction
On October 15, 2014, HotApp International Inc (formerly, Fragmented Industry Exchange Inc)(the “Company”) entered into a Sale & Purchase Agreement (“Purchase Agreement”) with Singapore eDevelopment Limited, a Singapore company (“SED”), pursuant to which the Company acquired all of the issued and outstanding capital stock of Hotapps International Pte. Ltd., a Singapore company (the “Subsidiary”), in exchange for the issuance of 1,000,000 shares of common stock and 13,800,000 shares of a newly created class of preferred stock (described below).

The Subsidiary owns certain intellectual property relating to instant messaging for portable devices called “HotApps” (the “Software”).  The Software is a cross-platform mobile application that incorporates instant messaging and ecommerce.   It provides for a free VOIP phone that allows for free calls as well as text messages with any kind of attachment (video, photo, audio).   The Software can be used on any mobile platform (ie. IOS Online or Android).

As required under the Purchase Agreement, the Company issued to SED 1,000,000 shares of its common stock (or approximately 19% of the outstanding common stock of the Company) and 13,800,000 shares of preferred stock (“Preferred Stock”).   The Preferred Stock is convertible to common stock of the Company dependent upon the number of commercial users of the Software.  For each 1,000,000 commercial users of the Software (without duplication), SED shall have the right to convert 1,464,000 shares of Perpetual Preferred Stock into 7,320,000 shares of Common Stock, so that there must be a minimum of 9,426,230 commercial users in order for all of the shares of the Preferred Stock to be converted into common stock of the Company (13,800,000 shares of Preferred Stock convertible into 69,000,000 shares of common stock).   Other than the conversion rights described above, the Preferred Stock has no voting, dividend, redemption or other rights.

Note 2 – Basis of Presentation
The acquisition is accounted for under the acquisition method of accounting in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 805, Business Combinations.   Under the acquisition method of accounting, the total purchase price, calculated as described in Note 3 to these unaudited pro forma condensed consolidated financial statements, is allocated to the net tangible and intangible assets acquired and liabilities assumed of the Subisidiary based on their preliminarily estimated fair values.

Note 3 – Unaudited Pro Forma Adjustments and Fair Value
Pursuant to the Purchase Agreement, the Company and SED acknowledged that an independent valuation report had established the value of the Software of the Subsidiary at $743 million (the “Valuation”).    The Company and SED further acknowledged that based on a supplemental valuation to the Valuation (the “Supplement”) derived primarily from recent market transactions of a similar nature, the average enterprise value per commercial user for a software application such as HotApp is $73.20 (the “User Market Value”). Based on the Valuation, the Supplement and due diligence investigations, the Company and SED agreed to a purchase price of $700 million.    However, considering the value of the Software is primarily derived from Users of the Software,  the Company and SED agreed to restrict the conversion option of the Preferred Stock based upon acquired Users.

As such, and based upon the consideration that the Subsidiary was purchased by SED on August 27, 2014 for S$98,000 (in Singapore dollars), for pro forma purposes, the Company has preliminarily estimated the fair value of the purchase price to be S$98,000 or $78,244 based on the May 23, 2014 exchange rate.    However, the Company intends to revalue its fair value estimate during each reporting period based upon the number of new Users acquired.    Therefore, the fair value estimates for the purchase consideration allocation may change as additional information becomes available.    Differences between these purchase price allocations and any changes thereto could have a material impact on the unaudited pro forma condensed financial information and the Company’s results of operations and financial position.